LINE OF CREDIT NOTE



$30,000,000                                                        March 3, 2005
                                                               Las Vegas, Nevada

For value received, the receipt and sufficiency of which are hereby acknowledged, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("COASTAL") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "BORROWERS" and individually as "BORROWER") hereby promises to pay to the order of MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("LENDER"), the principal amount of Thirty Million Dollars ($30,000,000) or such lesser amount as shall be advanced by Lender from time to time, together with interest on the unpaid balance of such amount from the date of the initial Line of Credit Advance until paid. This Line of Credit Note (the "NOTE") is the Line of Credit Note issued under the Credit Agreement by and among Borrowers and Lender dated as of the date hereof (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "CREDIT AGREEMENT") to which a reference is made for a statement of all of the terms and conditions of the Line of Credit Loan evidenced hereby. Initially capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Credit Agreement. This Note is secured by, among other things, the Collateral as provided in the Credit Agreement, the Security Agreement and the other Loan Documents, and is entitled to the benefit of the rights, remedies and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the interest rate provided in the Credit Agreement, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the times and in the manner specified in the Credit Agreement. Borrower acknowledges that (a) Lender is authorized under the Credit Agreement to charge to the Line of Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Line of Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Credit Agreement. Payments received by Lender shall be applied against principal and interest as provided for in the Credit Agreement.

To the fullest extent permitted by applicable law, Borrowers waive, except to the extent specifically required by the Credit Agreement or other Loan Document:
(a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevin, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.



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Borrowers acknowledge that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

This Note shall not be deemed to have been delivered until it is received by Lender in Las Vegas, Nevada.

BORROWERS ACKNOWLEDGE THAT BORROWERS HAVE WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.


                             SIGNATURE PAGE FOLLOWS

                                        INTEGRATED HEALTHCARE HOLDINGS, INC.


                                        By:_________________________
                                        Name: ______________________
                                        Title: _______________________

                                        WMC-SA, INC.


                                        By:_________________________
                                        Name: ______________________
                                        Title: _______________________


                                        WMC-A, INC.


                                        By:_________________________
                                        Name: ______________________
                                        Title: _______________________


                                        COASTAL COMMUNITIES HOSPITALS, INC.


                                        By:_________________________
                                        Name: ______________________
                                        Title: _______________________


                                        CHAPMAN MEDICAL CENTER, INC.


                                        By:_________________________
                                        Name: ______________________
                                        Title: _______________________